                                                                    Exhibit 10.1

                                                                            1/13
(LOGO)PETROBRAS                                               CSPA/AVIATION WITH
DISTRIBUIDORA S.A.                                            GUARANTEE


                             THIS COMMERCIAL SALE PROMISE AGREEMENT AND OTHER
                COVENANTS IS ENTERED INTO BY AND BETWEEN, ON ONE SIDE, PETROBRAS DISTRIBUIDORA S.A., A MIXED ECONOMY COMPANY, REGISTERED WITH THE CORPORATE TAXPAYERS' ROLL (CNPJ/MF) UNDER No. *****, WITH OFFICES IN THE CITY OF RIO DE JANEIRO, STATE OF RIO DE JANEIRO, AT RUA GENERAL CANABARRO, No 500, 14o ANDAR, REPRESENTED HEREIN BY ITS AVIATION PRODUCTS MANAGER, MR. EDIMILSON ANTONIO DATO SANT'ANNA, BEARER OF THE IDENTIFICATION CARD No. *****, ISSUED BY CREA-RJ, AND REGISTERED WITH THE INDIVIDUAL TAXPAYERS' ROLL (CPF/MF) UNDER No. *****, AND BY ITS INTERNATIONAL AVIATION MARKET MANAGER, MR. ROGERIO FUCHS DE JESUS, BEARER OF THE IDENTIFICATION CARD No. *****, ISSUED BY IFP-RJ, AND REGISTERED WITH THE INDIVIDUAL TAXPAYERS' ROLL (CPF/MF) UNDER No. *****, HEREINAFTER REFERRED TO AS "BR DISTRIBUIDORA", AND, ON THE OTHER SIDE, GOL TRANSPORTES AEREOS LTDA., WITH OFFICES AT RUA HELENA, No 335, 3o ANDAR, CONJUNTO 32, VILA OLIMPIA, SAO PAULO, STATE OF SAO PAULO, REGISTERED WITH THE CORPORATE TAXPAYERS' ROLL (CNPJ/MF) UNDER No. *****, REPRESENTED HEREIN BY ITS EXECUTIVE OFFICER, MR. CONSTANTINO DE OLIVEIRA JUNIOR, BEARER OF THE IDENTIFICATION CARD No. ***** SEP-DF, AND REGISTERED WITH THE INDIVIDUAL TAXPAYERS' ROLL (CPF/MF) UNDER No. *****, HEREINAFTER REFERRED TO AS "PROMISEE-BUYER", AND SHALL BE GOVERNED BY THE FOLLOWING CLAUSES AND CONDITIONS:

CLAUSE ONE

1.1 BR DISTRIBUIDORA promises to sell to PROMISEE-BUYER and PROMISEE-BUYER, in turn, promises to buy from BR DISTRIBUIDORA, on an exclusive basis, PROVIDED THAT THE VALUES CHARGED THEREBY *****, ***** months, from ***** through *****, quantities of QAV-1 representing the full consumption of PROMISEE-BUYER in all airports where BR DISTRIBUIDORA maintains aircraft fueling facilities.

         1.1.1 The product described in the preceding item is intended for PROMISEE-BUYER's own use, for the performance of its activities, in the locations provided for in Attachment I, or to where they shall be transferred to, in substitution for the addresses referred to in Attachment I;

                                                                            2/13
(LOGO)PETROBRAS                                               CSPA/AVIATION WITH
DISTRIBUIDORA S.A.                                            GUARANTEE


         1.1.2 The parties have hereby established that PROMISEE-BUYER's QAV-1 consumption shall be of ***** cubic meters per month (***** m3/month) until October 2001, and ***** cubic meters per month (***** m3/month) as of November 2001, totalizing ***** cubic meters (***** m3) of QAV-1, until the termination of the agreement.

                1.1.2.1 This agreement may be terminated if PROMISEE-BUYER reaches the total of the consumption set forth in clause 1.1.2 before the term provided for in clause 1.1.

         1.1.3 BR DISTRIBUIDORA shall ***** for use to PROMISEE-BUYER the volume of up to ***** cubic meters (***** m3) of QAV-1, up to the amount of ***** reais (R$ *****), which shall be delivered upon request thereof at the airport(s).

         1.1.4 The product ***** shall be paid by ***** to ***** a single installment, upon the termination or rescission hereof, at the sale price restated by the IPCA variation.

1.2 The quantities of products acquired by PROMISEE-BUYER shall be established on an annual basis. Should the total consumption established in clause 1.1.2 fail to be reached until the effective date hereof, this agreement shall be automatically extended for no more than forty-eight (48) months, in the event that this agreement is not denounced by either party, in writing, in at least thirty (30) days before the termination thereof.

         1.2.1 However, in case the quantity actually acquired by PROMISEE-BUYER does not reach the total quantity established in item 1.1.2 until the end of the maximum contractual term established above, the product ***** shall be invoiced in one sole installment, increased by fine of equal value to the difference between the quantity actually acquired and the total quantity established above, without prejudice to the other penalties provided for herein.

 CLAUSE TWO

2.1 BR DISTRIBUIDORA shall sell the product hereunder to PROMISEE-BUYER at the price charged by BR DISTRIBUIDORA in effect on the day and place of delivery.

         2.1.1 In QAV-1 price composition, the price of the producing establishment shall comply with Inter-ministerial Directive no. 8 of 01/28/99, issued by the State Ministry of Mines and Energy and the Treasury Department and Directives no. 177 of 12/02/98 and 179 of 12/03/98, of Agencia Nacional do Petroleo - ANP, or other legal instrument which might substitute them;

                                                                            3/13
(LOGO)PETROBRAS                                               CSPA/AVIATION WITH
DISTRIBUIDORA S.A.                                            GUARANTEE


         2.1.2 The producer price shall be increased by the following:

                2.1.2.1 The freight portion according to resolution of the abovementioned Directives;

                2.1.2.2 The portion called "Fixed Differential", which value in R$/L (Reais per Liter) is specified in Attachment I, which after being initialed by the parties shall become an integral part hereof, with annual restatement by the IPCA index published by IBGE, if the accumulated variation of such index, as of the beginning of the agreement, is equal or higher than *****% (***** percent);

                2.1.2.3 The Variable Lease portion charged by INFRAERO - the state-owned company in charge of administrating Brazilian airports - representing *****% of the Refinery price;

                2.1.2.4 PIS-COFINS aliquot;

                2.1.2.5 The ICMS aliquot due in accordance with the aliquots of each State of the Union, and any taxes, fees and emoluments legally provided for.

                2.1.2.6 The financial charges portion based on CDI index published by the Central Bank, related to the payment term granted to PROMISEE-BUYER.

         2.1.3 The product sold by BR DISTRIBUIDORA shall be measured upon delivery and invoiced for payment in the following conditions:

                - Supplies made from the ***** until the *****, shall be paid on the ***** of the same month;

                - Supplies made from the ***** until the *****, shall be paid on the ***** of the same month;

                - Supplies made from the ***** until the *****, shall be paid on the ***** of the subsequent month.

         2.1.4 It is understood that the above term is established in reason of the present market conditions. The parties undertake to reexamine, in mutual agreement, the payment term, in case of change in the present market conditions.

         2.1.5 The payment referred to in item 2.2 shall be made at BR DISTRIBUIDORA's offices located at Rua General Canabarro, 500 / 6o andar, or in other place expressly indicated for such purpose by it;

         2.1.6 The payment term referred to in item 2.2 is subject to determination of the credit limit of PROMISEE-BUYER, upon presentation of guaranties.

2.2 The parties hereby agree that any price conditions or payment terms offered by BR DISTRIBUIDORA to PROMISEE-BUYER different from those established herein, shall be understood as mere liberality, and they may, therefore, at the sole discretion of BR DISTRIBUIDORA, be suspended or

                                                                            4/13
(LOGO)PETROBRAS                                               CSPA/AVIATION WITH
DISTRIBUIDORA S.A.                                            GUARANTEE


         discontinued, not constituting a right whatsoever in respect to PROMISEE-BUYER.

2.3 In case of delay to pay the invoices, PROMISEE-BUYER shall pay BR DISTRIBUIDORA the indexed debt, plus pro-rata interest in arrears day, of ***** percent (*****) per month and a ***** percent (*****) fine upon the updated value of the debt, and charges for the arrears shall incur as of the due date of the respective titles.

2.4 In case of delay in the payment of invoices as described in clause 2.1.3, BR DISTRIBUIDORA may require from PROMISEE-BUYER the payment of the product price described in clause 2.1.1, at the time of delivery thereof, on demand.

CLAUSE THREE

3.1      BR DISTRIBUIDORA shall be specifically incumbent upon:

         3.1.1 Supply the QAV-1 required to meet the full monthly consumption contracted by PROMISEE-BUYER, in the locations defined in Attachment I, in times that are compatible with the operation of the flights thereof, included in the HOTRAN (timetable) published by the Civil Aviation Department;

         3.1.2 Maintain the service quality and service agility according to the standards established for similar operations;

         3.1.3 Maintain the quality of the products supplied within the technical specifications free from water or other contaminants, and make the reports of the periodical tests required for evidencing of such quality available;

         3.1.4 Comply and cause to be complied with by itself, its employees and representatives, all legal and regulatory resolutions related with its activity as Distributor of Oil Derivatives, specially Resolutions, Directives and other acts issued by the regulatory body of the Federal Government;

         3.1.5 BR DISTRIBUIDORA shall not be liable for an eventual lack of aviation kerosene in the places and times mentioned in sub-item 3.1.1, whenever such lack is derived from Governmental Acts and any other events of force majeure or acts of God, as provided for in article 1058 of the Brazilian Civil Code.

3.2 BR DISTRIBUIDORA shall be bound to reimburse, directly or through an insurance company, any additional cost incurred to by PROMISEE-BUYER confirmedly resulting from any operation failures by BR DISTRIBUIDORA.

                                                                            5/13
(LOGO)PETROBRAS                                               CSPA/AVIATION WITH
DISTRIBUIDORA S.A.                                            GUARANTEE


CLAUSE FOUR

4.1. PROMISEE-BUYER shall be specifically liable for the following obligations, besides others which are implicitly or explicitly contained in the several clauses and conditions hereof:

         4.1.1 Acquire from BR DISTRIBUIDORA, from the effective date until the termination hereof, the totality of the global consumption of aviation kerosene in the localities specified in Attachment I;

         4.1.2 Make the payments of the values correspondent to the supplies made by BR DISTRIBUIDORA, as set forth in clause two hereof.

         4.1.3 PROMISEE-BUYER shall not assign, subrogate, negotiate or, in any other form, transfer this agreement or any rights or obligations arisen thereof, under penalty of application of the sanctions provided for in the agreement.

         4.1.4 The payment of any amounts incurred by BR DISTRIBUIDORA or any losses which might be suffered by it directly or indirectly derived from the default provided for in sub-item 4.1.6;

         4.1.5 Comply and cause to comply with all Laws and Regulations, Directives and rules in effect, related to the performance of its activities;

         4.1.6 Maintain and preserve in perfect conditions, operation, cleaning and presentation all materials, elements, and items comprising BR DISTRIBUIDORA brand, for as long as the supply shall continue, including preserving the environment.

4.2 In case PROMISEE-BUYER shall amend its articles of incorporation implying into change of name, assignment, transfer or lien of company quotas, alteration of the administration or management or any other modality implying in modifications or transfer of partners' liability, BR DISTRIBUIDORA shall be notified within the term of 72 (seventy-two) hours through the Titles and Deeds Notary's Office.

4.3 Considering that BR DISTRIBUIDORA's products are provided of appropriate quality, ensuring PROMISEE-BUYER the confidence in the quality standards of the products which are supplied to it, PROMISEE-BUYER shall be bound to verify the quality control of the products received and to fully comply with this agreement, notably with respect to the safety, health and environment preservation standards.

                                                                            6/13
(LOGO)PETROBRAS                                               CSPA/AVIATION WITH
DISTRIBUIDORA S.A.                                            GUARANTEE


CLAUSE FIVE

5.1 This agreement may be lawfully terminated, at the discretion of the innocent party, regardless of judicial or extrajudicial notification or summons, being applied to the party in breach the penalty provided for in item 5.2 and in clause six, upon occurrence of any of the following assumptions:

         5.1.1    Default in compliance with any clause or condition hereof;

         5.1.2    Judicial or extrajudicial liquidation of either party;

         5.1.3 In case bankruptcy or judicial composition of PROMISEE-BUYER has been required, filed or homologated;

         5.1.4 In case PROMISEE-BUYER has not timely made any payment of invoice with respect a purchase of product from BR DISTRIBUIDORA;

         5.1.5 Non-compliance by PROMISEE-BUYER of the commitment to purchase from BR DISTRIBUIDORA the QAV-1 consumption mentioned in item
                  1.1 above, in accordance with this instrument.

5.2 The termination of this agreement caused by PROMISEE-BUYER shall accelerate the maturity of the debt as a whole with respect to BR DISTRIBUIDORA, which shall be immediately liquidated, at once, whether related to the product supply, to the ***** referred to in clause
         1.3, or other agreements existing during the effectiveness hereof, in addition to damages arising therefrom.

CLAUSE SIX

6.1 Neither party may be held responsible for non-compliance of the contractual obligations, if it is caused by an event of force majeure or act of God, as provided for in article 1058 of the Brazilian Civil Code.

6.2 The application of this agreement shall be suspended should an event of force majeure or act of God occurs, impairing the compliance thereof by either party, and the execution thereof shall continue as soon as the cause provoking the suspension shall cease.

6.3 Should the suspension mentioned in item 6.2 above occurs, the effectiveness of this agreement shall be automatically extended for as long as may be required to compensate the time during which the execution of the agreement was suspended.

6.4 After termination of the suspension period mentioned in item 6.2 above, and in case of default of any of the obligations assumed herein by the parties, this agreement shall be automatically terminated, being applied to the party in breach the penalties provided for herein.

                                                                            7/13
(LOGO)PETROBRAS                                               CSPA/AVIATION WITH
DISTRIBUIDORA S.A.                                            GUARANTEE



CLAUSE SEVEN

7.1 PROMISEE-BUYER shall be bound to reimburse BR DISTRIBUIDORA eventual fines which might be applied to BR DISTRIBUIDORA due to non-compliance by PROMISEE-BUYER of orders and instructions of Agencia Nacional do Petroleo - ANP and/or other competent bodies to regulate the marketing and distribution of derivatives of oil, hydrated alcohol and products of other source of power.

CLAUSE EIGHT

8.1 The obligations hereunder shall be extensive to assignees and/or successors of the parties hereto and to all persons who might operate and/or subrogate in PROMISEE-BUYER's activity, at whatever title, and either party hereto may only be released upon the agreement, in writing, of the other party.

CLAUSE NINE

9.1 The supply of the products indicated in item 1.1 is subject to the normal supply market conditions and to the alterations which might be imposed by ANP and/or other competent bodies to regulate the supply of derivatives of oil, hydrated alcohol and other sources of energy, including with respect to prices, delivery and payment terms.

CLAUSE TEN

10.1 Any tolerance by BR DISTRIBUIDORA as to eventual contractual breach by PROMISEE-BUYER shall not imply in novation or waiver to the rights, to which it is entitled by law or hereby.

CLAUSE ELEVEN

11.1 The following persons execute this instrument, in the capacity of guarantor(s) and main payer(s), jointly liable with PROMISEE-BUYER for the full compliance of all clauses and conditions hereof, including for the payment of all and any debt of PROMISEE-BUYER with respect to BR DISTRIBUIDORA incurred during the effectiveness of this agreement and extensions thereof:

          -    Ricardo Constantino, RG no. *****, CPF no. *****

          -    Joaquim Constantino Neto, RG no. *****, CPF no.
               *****;

          -    Constantino de Oliveira Junior, RG no. *****, CPF no.
               ***** and

          -    Henrique Constantino, RG no. *****, CPF no. *****

                                                                            8/13
(LOGO)PETROBRAS                                               CSPA/AVIATION WITH
DISTRIBUIDORA S.A.                                            GUARANTEE


         11.1.1 The guarantor(s) expressly waive(s) as main payer(s), to the benefit of the order of appointment to PROMISEE-BUYER's assets, as provided for in article 1.492, I of the Civil Code, as well as provided for in article 1.500 of the same code;

         11.1.2 The obligation assumed herein shall be maintained in the assumptions of sub-clause I, II and III of article 1.503 of the Civil Code, as well as in cases of novation, merger or incorporation of the guaranteed party;

         11.1.3 The registered guarantor(s) is (are) also obliged annually and also, at any time, during the effectiveness hereof, whenever requested by BR DISTRIBUIDORA, including communicating any alteration occurred in its (their) equity;

         11.1.4 BR DISTRIBUIDORA may require from PROMISEE-BUYER the substitution of guarantors, whenever, upon certificates and other qualified documents, is evidenced the non-existence or insufficiency of real estate in the name of the present guarantors, or also, whenever, also upon certificates and other qualified documents, including evaluation reports, is evidenced the jeopardizing of the guarantors' equity;

         11.1.5 PROMISEE-BUYER hereby shall be bound to present new guarantors in the maximum term of 15 (fifteen) days, should any other fact modifying or preventing the guarantee presented herein occurs. The acceptance shall always depend on the previous agreement of BR DISTRIBUIDORA, depending on the economic-financial conditions of the person appointed.

         11.1.6 The guarantees presented herein shall also comprise the agreements previously entered into by PROMISEE-BUYER with BR DISTRIBUIDORA, as well as the correspondent debts.

CLAUSE TWELVE

12.1 All taxation (taxes, fees, tax or para-fiscal contributions and any emoluments) directly or indirectly derived from this agreement or the execution thereof, shall be of the exclusive responsibility of the party obliged to the payment thereof, in the form defined by tax legislation, and such party shall not be liable to any reimbursement by the other party, at whatever title.

CLAUSE THIRTEEN

13.1 PROMISEE-BUYER shall be liable for the compliance of the laws and regulations related to environment protection, including for the procurement and valid maintenance of all licenses, and it shall also adopt the applicable measures and procedures in order to repel any aggression, danger or risk to the environment which might be caused by the activities developed by it, even if contracted or delegated to third parties.

                                                                            9/13
(LOGO)PETROBRAS                                               CSPA/AVIATION WITH
DISTRIBUIDORA S.A.                                            GUARANTEE



         13.1.1 For purposes of this agreement, the expression `environment' or those related to environmental responsibility comprise other themes regulated by the rules related to it, such as public health, urban ordainment, historical/cultural patrimony and environmental administration.
         13.1.2 The fact of BR DISTRIBUIDORA assisting PROMISEE-BUYER, in any way, in the procurement and maintenance of the documents required for the development of the activities thereof does not excludes or diminishes PROMISEE-BUYER's responsibility.

13.2 PROMISEE-BUYER and its representatives are exclusively liable for the sanctions imposed by environmental rules and by all and any damages caused to the environment deriving from the exercise of its activities, or casualties of any nature, especially in reason of defects, inefficient storage, utilization, conservation, handling or final disposition of assets, packaging, products and equipment owned by it or which are under its possession in reason of loan, lease or other business form, even though transferred to third party alien to this agreement.

         13.2.1 The environmental liability of PROMISEE-BUYER comprises all sanctions and requirements contained in Law no. 9.605/98 and other laws or normative acts dealing with or which might deal with an environmental matter.

         13.2.2 The responsibility of PROMISEE-BUYER for environmental damages caused or arisen during the effectiveness of the agreement and eventual extensions, shall remain notwithstanding the effects thereof are known or shall occur after termination of the agreement.

         13.2.3 PROMISEE-BUYER shall be bound to hold BR DISTRIBUIDORA harmless against all and any lien, risks, losses or expenses derived from eventual environmental damages or performance/sanctions derived from non-compliance of laws and rules regulating the environment, whether before public law bodies or entities, private individuals or private entities, indemnifying directly or indirectly all damages, losses and/or expenses caused and eventually imputed, directly or indirectly to BR DISTRIBUIDORA.

         13.2.4 In case of violation by PROMISEE-BUYER of rules related to the environment or in case PROMISEE-BUYER does not adopt the measures required to avoid damages and losses in such respect, BR DISTRIBUIDORA may, at its discretion, promptly suspend the supply of the product described in clause 1.1 until PROMISEE-BUYER shall adopt the measures required to cure such violation.

         13.2.5 In case damages to the environment shall occur, PROMISEE-BUYER is obliged to inform the competent authorities immediately,

                                                                           10/13
(LOGO)PETROBRAS                                               CSPA/AVIATION WITH
DISTRIBUIDORA S.A.                                            GUARANTEE


                  as well as to take all actions in order to repair and minimize the environmental damages and impacts. PROMISEE-BUYER shall also be bound to inform BR DISTRIBUIDORA, immediately and efficiently, about said damages, as well as notifications, summons and tax assessment notices received by it, and such fact shall not imply in assumption of any responsibility by BR DISTRIBUIDORA.

                  13.2.5.1 If PROMISEE-BUYER does not comply with the obligation provided for in item 13.2.5 above, it shall be liable for the losses derived from such behavior.

CLAUSE FOURTEEN

14.1 PROMISEE-BUYER and BR DISTRIBUIDORA represent, for all legal purposes and effects that the conditions included in this instrument result from negotiation among the parties.

CLAUSE FIFTEEN

15.1 The parties attribute to such agreement, for tax effects only, the value of one hundred reais (R$ 100.00).

CLAUSE SIXTEEN

16.1 PROMISEE-BUYER undertakes not to use, in all activities related with the execution hereof, infantile labor, in the terms of sub-clause XXXIII of art. 7 of the Federal Constitution in effect, as well as to make efforts to cause said measure to be adopted in the agreements entered into with its input suppliers and/or service providers.

CLAUSE SEVENTEEN

17.1 The parties agree that the conditions included herein may not be provided or disclosed to third parties, as well as warrant that only the employees who really need to know them shall have access to such conditions.

         17.1.1   The parties undertake to keep the information referred to in item 17.1 above confidential, until 3 (three) years as of the date of extinction of this transaction.

         17.1.2 Information requested by any governmental body or agency, regulatory body or those requested by law may be disclosed. In either case, however, such determination shall be immediately communicated to the other company, so that it might oppose to the request. Non-communication shall imply in non-compliance of the agreement.

                                                                           11/13
(LOGO)PETROBRAS                                               CSPA/AVIATION WITH
DISTRIBUIDORA S.A.                                            GUARANTEE

CLAUSE EIGHTEEN

18.1 The parties hereby elect the court of the city of Rio de Janeiro, to the exclusion of any other to settle any dispute arising out of this agreement, the party in breach having to bear the judicial and extrajudicial expenses and costs, in addition to the attorneys' fees calculated on the basis of 20% of the sentenced value.

IN WITNESS WHEREOF, this instrument was executed in 3 (three) counterparts of the same tenor, in the presence of 2 (two) witnesses, in order to produce its due and legal effects.

Rio de Janeiro, February 1st, 2001.

/s/ Edmilson Antonio Dato Sant'Anna           /s/ Constantino de Oliveira Junior
------------------------------------          ----------------------------------
 PETROBRAS DISTRIBUIDORA S.A.                   GOL TRANSPORTES AEREOS LTDA.
 EDMILSON ANTONIO DATO SANT'ANNA                 CONSTANTINO DE OLIVEIRA JUNIOR
    Aviation Products Manager

/s/ Rogerio Fuchs de Jesus
------------------------------------
     ROGERIO FUCHS DE JESUS
International Aviation Market Manager


         GUARANTORS

/s/ Ricardo Constantino                         /s/ Joaquim Constantino Neto
------------------------------------            -------------------------------
         RICARDO CONSTANTINO                      JOAQUIM CONSTANTINO NETO

/s/ Constantino de Oliveira Junior              /s/ Henrique Constantino
------------------------------------            -------------------------------
CONSTANTINO DE OLIVEIRA JUNIOR                    HENRIQUE CONSTANTINO


         WITNESSES
/s/ Maria de Nazare G. Sousa               /s/ Antonio Carlos Vilira de Campos
------------------------------             -------------------------------------
NAME: Maria de Nazare G. Sousa             NAME: Antonio Carlos Vilira de Campos
CPF:  280.073.441-87                       CPF:  659.590.948-00

[LOGO]PETROBRAS                                                                1
      DISTRIBUIDORA S.A.


      AMENDMENT # 1 TO THE COMMERCIAL SALE PROMISE AGREEMENT AND OTHER COVENANTS ENTERED INTO ON FEBRUARY 1, 2001 BY AND BETWEEN PETROBRAS DISTRIBUIDORA S.A. AND GOL TRANSPORTES AEREOS LTDA.

      A) PETROBRAS DISTRIBUIDORA S.A., A MIXED ECONOMY COMPANY, REGISTERED WITH THE CORPORATE TAXPAYERS' ROLL (CNPJ/MF) UNDER No. *****, WITH OFFICES IN THE CITY OF RIO DE JANEIRO, STATE OF RIO DE JANEIRO, AT RUA GENERAL CANABARRO, N(degree) 500, 14(degree) ANDAR, HEREIN REPRESENTED BY ITS AVIATION PRODUCTS - - MANAGER, MR. EDIMILSON ANTONIO DATO SANT'ANNA, BEARER OF THE IDENTIFICATION CARD No. ***** ISSUED BY IFP-RJ, AND REGISTERED WITH THE INDIVIDUAL TAXPAYERS' ROLL (CPF/MF) UNDER No. ***** AND BY ITS AVIATION SERVICES COMMERCIAL MANAGER, MR. ROGERIO FUCHS DE JESUS, BEARER OF THE IDENTIFICATION CARD No. *****, ISSUED BY IFP-RJ, AND REGISTERED WITH THE INDIVIDUAL TAXPAYERS' ROLL (CPF/MF) UNDER No. ***** HEREINAFTER REFERRED TO AS "BR DISTRIBUIDORA";

      B) GOL TRANSPORTES AEREOS LTDA., WITH OFFICES AT RUA HELENA, N(degree) 335, 3(degree) ANDAR, CONJUNTO 32, VILA OLIMPIA, SAO PAULO, STATE OF SAO PAULO, REGISTERED WITH THE CORPORATE TAXPAYERS' ROLL (CNPJ/MF) UNDER No. *****, REPRESENTED HEREIN BY ITS EXECUTIVE OFFICER, MR. CONSTANTINO DE OLIVEIRA JUNIOR, BEARER OF THE IDENTIFICATION CARD No. ***** SEP-DF, AND REGISTERED WITH THE INDIVIDUAL TAXPAYERS' ROLL (CPF/MF) UNDER No. ***** HEREINAFTER SIMPLY REFERRED TO AS "PROMISEE-BUYER;

The Parties have agreed to amend the Commercial Sale Promise Agreement and Other Covenants entered into on February 1, 2001, as follows:

CLAUSE ONE

1.1 This Amendment is intended for changing the provisions of the Commercial Sale Promise Agreement and Other Covenants entered into on February 1, 2001, it being understood that all the other clauses and conditions shall remain unchanged.

CLAUSE TWO

2.1 Item 1.1, Clause One, of the agreement amended hereby shall become effective as of the execution hereof with the following wording:

[LOGO]PETROBRAS                                                                2
      DISTRIBUIDORA S.A.

1.1 BR DISTRIBUIDORA promises to sell to PROMISEE-BUYER, which, in turn, promises to buy from BR DISTRIBUIDORA, on an exclusive basis, PROVIDED THAT THE VALUES CHARGED THEREBY ARE THE *****, the quantities of QAV-1 representing a hundred percent (100%) of PROMISEE-BUYER's consumption in all airports where BR DISTRIBUIDORA maintains aircraft supply facilities, from ***** through *****.

2.2 Item 1.1.1, Clause One, of the agreement amended hereby shall become effective as of the execution hereof with the following wording:

      1.1.1 The product described in the preceding item is intended for PROMISEE-BUYER's own use, to perform its activities;

2.3 Items 1.1.2, 1.1.2.1, 1.2, and 1.2.1 shall be revoked as of the execution hereof.

2.4 Item 1.1.4, Clause One, of the agreement amended hereby shall become effective as of the execution hereof with the following wording:

      1.1.4 BR DISTRIBUIDORA ***** to PROMISEE-BUYER ***** m(3), which shall be paid in a single installment, on 4/1/2004, at the sale price restated by the IPCA variation.

2.5 Item 1.1.5 shall be added to Clause One, and is hereby effective with the following wording:

      1.1.5 BR DISTRIBUIDORA shall ***** to PROMISEE-BUYER an additional volume of ***** cubic meters (***** m(3)) of QAV-1, to be delivered upon request at the airports(s), and paid in a single installment upon the termination or rescission hereof, at the sale price restated by the IPCA variation.

CLAUSE THREE

3.1 Item 2.1.2.6, Clause Two, of the agreement amended hereby shall become effective as of the execution hereof with the following wording:

      2.1.2.6 The financial charges portion based on the CDI index published by the Central Bank, related to ***** days.

[LOGO]PETROBRAS                                                                3
      DISTRIBUIDORA S.A.


CLAUSE FOUR

4.1 Item 3.1.1, Clause Three, of the agreement amended hereby shall become effective as of the execution hereof with the following wording:

      3.1.1 Supply the QAV-1 required to meet a hundred percent (100%) of PROMISEE-BUYER's consumption in all airports where BR DISTRIBUIDORA maintains aircraft fueling facilities from ***** to *****, in times that are compatible with the operation of its flights, as included in the Timetable (HOTRAN) published by the Civil Aviation Department;

CLAUSE FIVE

5.1 Item 4.1.1, Clause Four, of the agreement amended hereby shall become effective as of the execution hereof with the following wording:

      4.1.1 Acquire from BR DISTRIBUIDORA, from the effective date until the termination hereof a hundred percent (100%) of the consumption of aviation kerosene in all airports where BR DISTRIBUIDORA maintains aircraft fueling facilities;

CLAUSE SIX

6.1 Items 11.2, 11.2.1, 11.2.2, 11.2.3, 11.2.4, and 11.3 shall be added to
Clause Eleven, and is hereby effective with the following wording:

11.2 PROMISEE-BUYER shall also offer as a guarantee to the full compliance with all clauses and conditions hereof, including for the payment of any and all monies due by PROMISSEE-BUYER to BR DISTRIBUIDORA during the effectiveness hereof, and any extensions thereof, in a first and special mortgage, the property owned by AUREA ADMINISTRACAO E PARTICIPACOES S.A., described below, the among of which is estimated by the undersigned parties at ***** (R$ *****), ONE PARCEL OF LAND located in the City of Sao Vicente, at a site called ILHA DAS CAXETAS, a part of a larger object of M 33549, with 133.28 m frontward to Rua Fernando Ferrari, 180.00 m on the right side, plus the improvement of the curve, where it confronts the parcel of land of Raimundo de Lucca Filho and wife;
108.15 m backwards, plus the improvement of curve, where it confronts with Lago Pompeba, ending an area of 27.133.45 square meters [description of the property according to the property registration of S. Vicente, book 2 - General Register, enrollment 92011, name of the property Ilha das Caxetas, in the city of Sao Vicente - SP]. In addition to the property described above, PROMISSEE-BUYER shall give to BR DISTRIBUIDORA

[LOGO]PETROBRAS                                                                4
      DISTRIBUIDORA S.A.

in a first and special mortgage, the constructions and improvements now existing and/or to be made in the future regarding the same property. The properties now mortgaged are free and clear of any and all personal and real tax burdens, debts or responsibilities, such as legal and conventional mortgage, charges (taxes, fees, etc.) servitude, jurisdiction, rent, etc.

11.2.1 The property mortgaged hereby was inherited by AUREA ADMINISTRACAO E PARTICIPACOES S.A. from the estate of Raimundo de Lucca Filho, according to deed transcribed in the 2nd Notary's Office of Santos/SP, deed book 758, page 202, on 12/14/2001, registered in the Property Registration of Sao Vicente, State of Sao Paulo, book 2 - General Register, enrollment 92011, record 02, on 4/9/2002.

11.2.2 PROMISSEE-BUYER FURTHER offers in full compliance with all clauses and conditions hereof, including for the payment of any and all monies due by PROMISSEE-BUYER to BR DISTRIBUIDORA during the effectiveness hereof, and any extensions thereof, in SECOND MORTGAGE, the property owned by BREDA TRANSPORTES E TURISMO LTDA., described below, the amount of which the undersigned estimate at ***** (R$*****), a land designated as Areas A, B, and C, located at Avenida Dom Jaime de Barros Camara, in Bairro Planalto, which begins at point 1, located in the right corner of Avenida Dom Jaime de Barros Camara, such point being
308.69 m away from the left corner of Travessa Oneda, from this point it follows on a straight line at 308.69 m towards 75(degree)05'17"NW, confronting the left with Avenida Dom Jaime de Barros Camara, to which it confronts, until point 2, at this point it deflects to the right and follows in a curve to the right, in an equal radius of 9.00 m, to the distance of 14.14 m of concordance curve between the right corner of Avenida Dom Jaime de Barros Camara and the left corner of Travessa da Oneda, to which it all confronts until point 4; at this point it deflects to the right and follows on a straight line to the distance of
317.69 m and towards 74(degree)38'59"SE, confronting to the left with the property of Kumi Sato, Riuti Harada, Nelson Corazza, Andre Oneda and Francisco Vicentainer Filho, until point 5; at this point it deflects to the right and follows on a straight line at a distance of 142.50 m, and towards 16(degree)07'58"SW, confronting the left with the property of Fiat Automoveis S/A until point 01, where the measures and confrontations started, enclosing an area of 43.855.93 m(2).

[LOGO]PETROBRAS                                                                5
      DISTRIBUIDORA S.A.

11.2.3 The property DESCRIBED IN ITEM 11.2.2 hereby mortgaged was inherited by BREDA TRANSPORTES E TURISMO LTDA., according to deed transcribed at the 5th Notary's Office of Santo Andre/SP, in the registry of Sao Bernardo do Campo, State of Sao Paulo, book 142, page 324, on 4/9/2001, registered in the Real State Registry of the city of Sao Bernardo, State of Sao Paulo, under number 5, enrollment 33106.

11.2.4 During the effectiveness hereof, PROMISSEE-BUYER shall be bound to, in relation to the properties mortgaged:

      a)    maintain the conservation, cleaning, and sanitation thereof;

      b)    timely pay all taxes levied on said properties;

      c)    comply with all requirements of the competent authorities;

      d) contract and maintain in full force, if applicable, insurance covering fire, lightning, explosions and consequences thereof, of all properties and improvements, at the maximum amount permitted by the insurance company, such policy being issue or subrogated in the name of BR DISTRIBUIDORA, during the effectiveness hereof, BR DISTRIBUIDORA being authorized, in case PROMISSEE-BUYER fails to contract such insurance from a company in good standing, at its discretion, and charge from PROMISSEE-BUYER the respective premium, including those regarding renewal.

11.2.5 PROMISSEE-BUYER, upon notice from BR DISTRIBUIDORA that it shall pay the insurance premium set forth above and the corresponding expenses, shall have ten
(10) days to make such payment.

11.2.6 Upon notice from BR DISTRIBUIDORA is hereby bound to reinforce or substitute the mortgage hereby granted within no more than fifteen (15) days, in case of depreciation or full or partial disposal of the properties mortgaged or any action affecting the properties mortgaged, the acceptance of which shall at all times require the previous consent of BR DISTRIBUIDORA, depending on the among of the properties presented.

11.3 In guarantee of the full compliance with this Amendment, the guarantee offered in the agreement hereby amended shall be maintained, the guarantors of which are Ricardo Constantino (RG ***** CPF *****), Joaquim Constantino Neto (RG *****, CPF *****, Constantino de Oliveira Junior (RG *****, CPF *****) and Henrique Constantino (RG ***** and CPF *****), which expressly consent to the amendments made.

[LOGO]PETROBRAS                                                                6
      DISTRIBUIDORA S.A.


CLAUSE SEVEN

7.1 The amendments herein shall become effective as of the execution hereof.

7.2 The parties hereto ratify all the other clauses and conditions of the Commercial Sale Promise Agreement and Other Covenants, executed on February 1, 2001.

IN WITNESS WHEREOF, this instrument was executed in 3 (three) counterparts of the same tenor, in the presence of 2 (two) witnesses, in order to produce its due and legal effects.

Rio de Janeiro, May 1st, 2002.

/s/ Edimilson Antonio Dato Sant'Anna  /s/ Rogerio Fuchs de Jesus
Edimilson Antonio Dato Sant'Anna      Rogerio Fuchs de Jesus
Aviation Products Manager             Aviation Services Commercial Manager
Petrobras Distribuidora S.A.          Petrobras Distribuidora S.A.

/s/ Constantino Junior
Constantino Junior
President
Gol Transportes Aereos Ltda.


GUARANTORS

/s/ Ricardo Constantino
Ricardo Constantino

/s/ Joaquim Constantino Neto
Joaquim Constantino Neto

/s/ Constantino Junior
Constantino Junior

/s/ Henrique Constantino
Henrique Constantino

WITNESSES:

/s/ Gabriela B.A. Milhomem
Gabriela B.A. Milhomem
CPF *

/s/ Carlos Eduardo A. Puschiano
Carlos Eduardo A. Puschiano
CPF: [illegible]

[notarized]

[LOGO]PETROBRAS                                                                7
      DISTRIBUIDORA S.A.


Attachments:


I - Differentials;

II - Deed of the property mortgaged as first mortgage;

III - Real estate registry of the property mortgaged as first mortgage;

IV - Certificate to the non-existence of burdens and disposals in the real estate registry in relation to the property mortgaged as first mortgage;

V - Assessment report of the property mortgaged as first mortgage;

VI - Copy of the last building and land tax (IPTU);

VII - Registration of the first mortgage on behalf of Petrobras Distribuidora ..S.A. of the property mortgaged as second mortgage;

VIII - Copy of the insurance of the property mortgaged as first mortgage on behalf of Petrobras Distribuidora S.A.